UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2021, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries,  PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), and its direct wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into agreements to syndicate two existing variable funding note repurchase agreements, as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) an Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent to the buyers (“CSFB”), Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, Citibank, N.A. (“Citibank,” as a buyer and, collectively with CSCIB, the “Spread VFN Buyers”), and PNMAC, as a guarantor (the “Syndicated GMSR Servicing Spread Agreement”), related to the servicing spread, and (ii) an Amended and Restated Series 2020-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, CSFB, as administrative agent to the buyers, CSCIB, as a buyer, Citibank, as a buyer (and, collectively with CSCIB, the “SAR VFN Buyers”), and PNMAC, as a guarantor (the “Syndicated GMSR SAR Agreement”), related to the servicing advance receivables. The initial terms of the Syndicated GMSR Servicing Spread Agreement and Syndicated GMSR SAR Agreement are each set to expire on March 31, 2023.

Syndicated GMSR Servicing Spread Agreement and Syndicated GMSR SAR Agreement

The Syndicated GMSR Servicing Spread Agreement amends and restates the terms of that certain master repurchase agreement, dated as of December 19, 2016, by and among PLS, CSFB, CSCIB and PNMAC (the “CSCIB GMSR Servicing Spread Agreement”). The primary purposes of the amendment and restatement are to: (1) add Citibank as a syndicated buyer of a new Series 2016-MSRVF1 Note No. 2, dated July 30, 2021, known as the “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MSRVF1”, and (2) increase the maximum purchase price from $400 to $500 million, all of which is committed on a 50-50 pro rata basis between CSCIB and Citibank, subject to certain limitations described below.

The Syndicated GMSR SAR Agreement amends and restates the terms of that certain master repurchase agreement, dated as of April 20, 2020, by and among PLS, CSFB, CSCIB and PNMAC (the “CSCIB GMSR SAR Agreement”). The primary purposes of the amendment and restatement are to: (1) add Citibank as a syndicated buyer, and (2) provide that the maximum purchase price of $600 million, which remained unchanged, is now fully committed on a 50-50 pro rata basis between CSCIB and Citibank, subject to certain limitations described below.

In addition to the Syndicated GMSR Servicing Spread Agreement and Syndicated GMSR SAR Agreement, CSFB, CSCIB and, in one case, another CSFB affiliate, Alpine Securitization LTD (“Alpine”), provide two additional interwoven CS repurchase agreements to PLS: (i)  a  Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, with CSFB, acting as administrative agent for CSCIB, as a buyer, and Alpine, as a buyer (the “CS Loan Repurchase Agreement”) that PLS uses primarily to finance newly originated mortgage loans and Ginnie Mae early buyout loans; and (ii) a Master Repurchase Agreement, dated as of September 11, 2019, among CSFB, CSCIB, PLS and PNMAC that PLS uses to finance Fannie Mae mortgage servicing rights (the “Fannie Mae MSR PC Agreement”), (collectively, these four interwoven credit facilities are referred to as the “CS Credit Facilities”).

The pro rata portion available from CSCIB under the Syndicated GMSR Servicing Spread Agreement or Syndicated GMSR SAR Agreement, as applicable, may be reduced to the extent that the combined borrowed and/or purchased amounts outstanding under the CS Credit Facilities exceed (i) a maximum combined purchase price of $5 billion, or (ii) a maximum combined committed purchase price of $2 billion. PLS is now generally required to maintain a minimum of $100 million outstanding with the Spread VFN Buyers in connection with the Syndicated GMSR Servicing Spread Agreement.

The pro rata portion available from Citibank under the Syndicated GMSR Servicing Spread Agreement or Syndicated GMSR SAR Agreement, as applicable, may be reduced to the extent that the combined purchased amounts outstanding under all of the credit agreements provided to the Company by Citibank (“Citi Repurchase Agreements”) exceed (i) a maximum combined purchase price of $1 billion, increased from $900 million, or (ii) a maximum combined committed purchase price of $650 million.

If one Spread VFN Buyer’s or SAR VFN Buyer’s available pro rata portion of the committed amount and/or maximum purchase price under the Syndicated GMSR Servicing Spread Agreement or Syndicated GMSR SAR Agreement, respectively, is reduced as described above, the other Spread VFN Buyer’s or SAR VFN Buyer’s committed amount and/or maximum purchase price shall be adjusted by a corresponding amount to maintain equal pro rata shares between the two Spread VFN Buyers or SAR VFN Buyers, as applicable. All transactions are executed by the two Spread VFN Buyers or SAR VFN Buyers, as applicable, simultaneously and proportionately to maintain their respective 50% pro rata shares, provided that if one Spread VFN Buyer or SAR VFN Buyer, as applicable, fails to remit its committed amount of a requested transaction (a “Defaulting Buyer’), the other Spread VFN Buyer or SAR VFN Buyer, as applicable, shall advance its committed amount and has the option of funding the Defaulting Buyer’s committed amount. For any repurchase transaction requested on an uncommitted basis under the Syndicated GMSR Servicing Spread Agreement or Syndicated GMSR SAR Agreement, such transaction shall only be entered to the extent both Spread VFN Buyers or SAR VFN Buyers, as applicable, agree to proportionately fund such transaction, subject to the maximum purchase price at the time.

The applicable VFNs as pledged under the Syndicated GMSR Servicing Spread Agreement and the Syndicated GMSR SAR Agreement, as applicable, also serve as cross-collateral for PLS’s obligations under the CS Credit Facilities and the Citi Repurchase Agreements.

The principal amount paid by the Spread VFN Buyers or SAR VFN Buyers for the applicable VFN is based upon a percentage of the market value of the applicable VFN. Upon PLS’s repurchase of the applicable VFN, PLS is required to repay the Spread VFN Buyers or SAR VFN Buyers, as applicable, the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above LIBOR with index replacement provisions related to the transition from LIBOR) to the date of such repurchase.

The Syndicated GMSR Servicing Spread Agreement and Syndicated GMSR SAR Agreement also contain an additional margin call provision that requires PLS to maintain a ratio equal to or greater than 2.33:1 between its borrowings under the CS Loan Repurchase Agreement and its borrowings under the other CS Credit Facilities, and it provides CSCIB with certain rights in the event of PLS’ failure to maintain such ratio. Under these provisions, CSCIB may require PLS to transfer cash or additional eligible assets to CSCIB with an aggregate asset value in an amount sufficient to eliminate any margin deficit resulting from such failure.

The other material provisions of the Syndicated GMSR Servicing Spread Agreement and the Syndicated GMSR SAR Agreement, respectively, remain the same as those in the CSCIB GMSR Servicing Spread and CSCIB GMSR SAR Agreement, respectively.

Indenture Supplements

In connection with adding Citibank as a Spread VFN Buyer and a SAR VFN Buyer, the parties to the Syndicated GMSR Servicing Spread Agreement and the Syndicated GMSR SAR Agreement along with Citibank, in its capacity as indenture trustee, also entered into: (i) an Amendment No. 5, dated as of July 30, 2021 (the “Amended 2016-MSRVF1 Supplement”) to that certain Series 2016-MSRVF1 Indenture Supplement, dated as of December 19, 2016, and (ii) an Amendment No. 3, dated as of July 30, 2021 (the “Amended 2020-SPIADVF1 Supplement”) to that certain Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020.

Second Amended and Restated Guaranty

The obligations of PLS under the Syndicated GMSR Servicing Spread Agreement and the Syndicated GMSR SAR Agreement are guaranteed in full by PNMAC (the “Second Amended Syndicated VFNs Guaranty”).

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i)(a) the Syndicated GMSR Servicing Spread Agreement, (b) the Syndicated GMSR SAR Agreement, (c) the Amended 2016-MSRVF1 Supplement, (d) the Amended 2020-SPIADVF1 Supplement, and (e) the Second Amended Syndicated VFNs Guaranty, which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.5, respectively, (ii) the description of the CSCIB GMSR Servicing Spread Agreement in the Company’s Current Report on Form 8-K as filed with the SEC on December 21, 2016, including the full text of the Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.3 and Exhibit 10.4, respectively; (iii) the description of the CSCIB GMSR SAR Agreement in the Company’s Current Report on Form 8-K as filed with the SEC on April 7, 2020, including the full text of the Master Repurchase Agreement and the related guaranty attached thereto as Exhibit 10.1 and Exhibit 10.2, respectively; (iv) the full text of the Third Amended and Restated Base Indenture, dated as of April 1, 2020, which has been filed with the Company’s Current Report on Form 8-K as filed with the SEC on April 7, 2020 as Exhibit 10.5; (v) the full text of the Issuer Trust PC Repurchase Agreement, which has been filed with the Company’s Current Report on Form 8-K as filed with the SEC on April 7, 2020 as Exhibit 10.6; and (vi) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2021, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2021. A copy of the press release and the slide presentation used in connection with the Company’s recorded presentation of financial results were made available on August 5, 2021 and are furnished as Exhibits 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 8.01 Other Events.

On August 4, 2021, the Company’s Board of Directors approved an increase to the Company’s common stock repurchase authorization from $1.0 billion to $2.0 billion. The stock repurchase authorization does not require the Company to purchase a specific number of shares, and the timing and amount of any shares repurchased are based on market conditions and other factors, including price, regulatory requirements and capital availability. Stock repurchases may be effected through privately negotiated transactions or open market purchases in accordance with applicable rules and regulations. The stock repurchase authorization does not have an expiration date but may be suspended, modified or discontinued at any time without prior notice.

A copy of the press release discussing the stock repurchase authorization is further attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among PennyMac Loan Services, LLC, Credit Suisse AG, Cayman Islands Branch, Citibank, N. A., and Credit Suisse First Boston Mortgage Capital, LLC, MSR Collateralized Notes, SERIES 2016-MSRVF1

10.2	Amendment No. 5 to the Series 2016-MSRVF1 Indenture Supplement, dated as of July 30, 2021, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC and Credit Suisse First Boston Mortgage Capital LLC

10.3	Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among PennyMac Loan Services, LLC, Credit Suisse AG, Cayman Islands Branch, Citibank, N. A., and Credit Suisse First Boston Mortgage Capital, LLC, MSR Collateralized Notes, SERIES 2020-SPIADVF1

10.4	Amendment No. 3 to the Series 2020-MSRVF1 Indenture Supplement, dated as of July 30, 2021, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., PennyMac Loan Services, LLC, Credit Suisse First Boston Mortgage Capital LLC, and Credit Suisse AG, Cayman Islands Branch

10.5	Second Amended and Restated Guaranty, dated as of July 30, 2021, by Private National Mortgage Acceptance Company, LLC in favor of Credit Suisse First Boston Mortgage Capital LLC on behalf of Credit Suisse AG, Cayman Island Branch and Citibank, N.A.

99.1	Press Release, dated August 5, 2021, issued by PennyMac Financial Services, Inc. pertaining to its financial results for the fiscal quarter ended June 30, 2021.

99.2	Slide Presentation for use beginning on August 5, 2021 in connection with a recorded presentation of financial results for the fiscal quarter ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: August 5, 2021	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer